October 28, 1996
Dear Shareholder:
     As of September 30, 1996, the net asset value per share (NAV) of the Parnassus Fund was $30.92 so the return for the third quarter was a loss of 3.83%. This compares to a gain of 3.09% for the S&P 500 and 2.90% for the average growth fund according to Lipper Analytical Services. We underperformed both the S&P and the average growth fund for the quarter. Below you will find a table summarizing our average annual returns as of September 30, 1996 for the one, five and ten-year periods and for the life of the Fund. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge.

--------------------------------------------------------------------------------
                                   Average Annual      Average Annual
                                    Total Return        Overall Return
--------------------------------------------------------------------------------
One Year ........................   (16.34%)             (13.30%)
Five Years ......................    13.53%               14.34%
Ten Years .......................    10.58%               10.98%
Since Inception on 12/31/84 .....    10.82%               11.15%
--------------------------------------------------------------------------------

COMPANIES MAKING AN IMPACT ON THE PORTFOLIO
         The reason we had a loss for the quarter was because nine of our companies had stock market declines of 10% or more. Although we had a number of stocks that did quite well in the quarter, declining issues overwhelmed the gainers. Of the nine that had substantial losses, three were technology issues and the others came from the following industries: retail, medical, airlines, specialized chemical and oil.
         Our biggest disappointment during the quarter was Mentor Graphics which lost an incredible 45.4% during the quarter as its stock went from $16.25 to $8.88. Mentor is a company with positive social characteristics including an award from Working Mother magazine for its family-friendly policies. From a business standpoint, the company also has some excellent products: software for use in designing electronic circuits. For example, the independent research firm, Dataquest, named Mentor as the world's leading supplier of design-for-test software.
         On September 26, the company announced that its earnings and revenue would be weaker than expected and below the quarter of a year ago. This caused a sharp decline in the value of the stock. As of this writing, Mentor has not released its complete financial results, but we feel the company's recent acquisition have depressed earnings. More often than not, problems develop when one corporation acquires another; unexpected expenses pop up and sales are not as strong as they first appeared. We are now in the process of evaluating our position in Mentor.
         Genus, the maker of semiconductor production equipment, dropped 32.5% during the quarter as its stock went from $9.63 to $6.50 per share. At the present time, there is overcapacity in the semiconductor chip industry and prices have dropped by huge margins. Semiconductor companies are losing money and, consequently, they are purchasing less equipment from companies like Genus. Although sales are weak, Genus still has excellent technology.
         Wellman, the nation's largest recycler of plastic, saw its stock decline 25.1% as it went from $23.38 to $17.50. Wellman's main product is textile fiber and worldwide demand for fiber has declined sharply with Europe being especially weak. At $17.50 a share, the stock is an absolute bargain and we expect a recovery of this well-managed company as demand for fiber improves.
         The Sun Company's shares decreased 24.3% during the quarter as the stock went from $30.38 to $23.00. Of all the oil companies, Sun has shown the most respect for the environment as evidenced by its signing the CERES Principles of environmental conduct. Sun does not produce oil, but instead refines and markets petroleum products. As the spread between the cost of crude oil and the price of refined gasoline declined during the quarter, Sun's earnings have been hurt. Refining margins have dropped to a very low $3 per barrel. Over the next six months, we expect margins to improve. Sun's stock should rise in value.
         Calgon Carbon, the producer of activated carbon for use in purifying food and water, had a 23.2% decline in its share price. Weakness in its European markets as well as an increase in natural gas prices (its principal fuel) hurt earnings. If the European economy picks up as I expect and if Calgon is able to increase its prices somewhat, the stock should be able to rebound.
         Southwest Airlines, one of the best managed airlines, had a 21.5% drop in its share price for the quarter. Rising fuel prices and the reinstatement of the airline ticket excise tax hurt the company's earnings. During the quarter, maintenance costs increased as the company overhauled a large number of its aircraft engines. Another interesting twist was Southwest's 25th anniversary celebration where the company offered deeply-discounted fares. Because of this promotion, the company's phone lines were so jammed up that many regular customers could not get through and revenue suffered.
         Sunrise Medical's stock dropped 17.5% during the quarter, going from $19.25 to $15.88. Tandem Computers saw its share price decline 13.1% as it dropped from $12.38 to $10.75. Finally, The Limited had an 11.1% decline as its stock went from $21.50 to $19.13.

SIX WINNERS
         Fortunately, not all the news was bad during the quarter. Six of the companies did extremely well. Three of the companies were tied to the current positive phase of the construction cycle: an office furniture company, a residential furniture company and a building products company.
         Herman Miller's stock increased 32.2%, going from $30.63 to $40.50. The company now has its costs under control and its international divisions are performing better. New designs for office furniture have gained consumer acceptance and revenue is increasing at a substantial pace.
         Ethan Allen, the residential furniture company, saw an increase of 25.8% in its stock price as it went from $24.75 to $31.13. The company has remodeled most of its stores and it has also developed new furniture styles that appeal to younger buyers.
         Quantum Corporation had a 20.1% increase in its stock price as it went from $14.63 to $17.56. The company makes disk drives and other computer storage products. Its high-end storage products are selling quite well and the strong demand for personal computers means more demand for disk drives.
         Morgan Products went up 17.7% in the quarter as its stock rose from $6.38 to $7.50. Demand for Morgan's doors, windows and other products was strong during the quarter, but much of its improved earnings came from cost control. The company sold a plant in Kentucky and consolidated its manufacturing operations in one efficient plant in Oshkosh, Wisconsin.
         Sullivan Dental Products increased 9.9%, going from $10.13 a share to $11.13. Increasing demand for its products and a better sales force helped
Sullivan. Advanced Micro Devices saw its stock increase 8.3% as investors anticipated a seasonally strong fourth quarter, pushing up the stock from $13.63 to $14.75.

CONFESSIONS OF A CONTRARIAN
         For the five years ending on June 30, 1995, the Parnassus Fund was one of the top-performing mutual funds in the country, far outdistancing the S&P 500 by averaging over 19% per year. For the first half of 1995, the Parnassus Fund was up about 15%. During the second half of 1995, though, the roof caved in and we lost almost all that we made. While the average growth fund was earning around 30% for the year, the Parnassus Fund gained only 1%. For the year-to-date in 1996, things are not much better as we're down 2.7% while the average fund is up around 13%.
         What caused this surprising and shocking turn of events? The quarterly reports have given you a blow-by-blow and a company-by-company description, but I would also like to take a somewhat more philosophical turn and write about something that can best be called "Confessions of a Contrarian."
         Parnassus is a contrarian fund so we buy stocks that are out of favor with Wall Street. Essentially, we're bargain-hunters. Because the stock market is always going to extremes---first overvaluing and then undervaluing a company---we hope to buy stocks when they're undervalued and sell them when they're fully valued or overvalued. Our aim is to achieve above average performance.
         For most of the Fund's history, the strategy worked quite well. We were long-term investors. We did a great job of identifying undervalued companies. Each year, enough of those companies bounced back into favor so that the Fund chalked up excellent returns. We didn't have a lot of turnover---only around 30% per year compared to the growth fund average of 100%---and this helped save on expenses.
         One thing that I haven't emphasized in these quarterly reports before is that it only takes spectacular performance by a few companies to achieve excellent overall returns. Each year, most of the portfolio companies were stuck in the mud while a relatively few companies made the portfolio soar.
         At this point, you may be saying to yourself, "Why is that such a secret? Most good portfolio returns are built on the backs of just a few stocks. That's true of most mutual funds. Besides, it's no secret to shareholders since each quarterly report discusses the best-performing companies and it's clear from these reports that just a few stocks moved the portfolio."
         That's all true, but that's not the confession. The "confession" is that most of the portfolio's stocks were pretty mediocre performing companies and we stuck with them too long. These were certainly undervalued companies, but they stayed undervalued---usually for a very long time.
         I assumed they would come back into favor, but they never did. Those stocks stayed undervalued year after year after year. Because these stocks were stuck in the mud, other issues had to do all the heavy lifting. Although I was dimly aware of this, I never made it a priority to weed out these companies since they were not overvalued. Because these companies were not overvalued and because our fund was long-term oriented, I figured that there was no reason to hurry and sell them off since our performance was fine.
         By the middle of 1995, though, these companies comprised a very substantial portion of the portfolio---over 50%. While we sold off our winners as they appreciated, we held on to those that were stuck in the mud.
         This abundance of mediocre performers, though, would not have hurt us that much had not two other things happened. First, we didn't have as many winners as we normally had during late 1995 and early 1996. The other significant thing was that we had a number of disasters during this most recent period---far more than we have ever had before.
         I don't want to recount all the disasters we've had, but an example would be Mentor Graphics in the current quarter. Another would be Sunrise Medical when it dropped 48.9% from January 1, 1995 to October 27, 1995. On October 26, the CEO announced that the company had discovered one of its divisions had inflated assets and earnings for several years. Fraudulent accounting induced panic selling.
         Apple Computer would be another example. In the summer of 1995, sales of its new Power Macintosh were strong and the company was doing well. Then because of poor management, the company failed to control costs, produced too many low-end Macintoshes and not enough high-end ones so that the company had simultaneous shortages and inventory gluts---a remarkable feat.
         Finally, there was the case of CML, the parent of Nordic Track, the Nature Company and Smith & Hawken. CML had traded as high as $32 per share in 1993, hit a high of $22.50 in 1994 and had dropped to $10 a share when Parnassus first considered the stock. Our average cost in the stock was $8.00 a share, but we lost 36% when it dropped to $5.13 a share before we sold. These examples will give you a flavor of some of the things that happened over the past 15 months.
         A reasonable way to explain our recent performance is to cite these disasters and the unusual absence of big winners. However, there's no guarantee that we won't have more disasters in the future. It's unlikely that they will ever be as concentrated as they've been over the past 15 months, but we're certain to have some again in the future. No matter how careful one is, it's impossible to avoid them completely.
         The same thing applies to our winners. We'll continue to pick our share of top-performing companies, but there will undoubtedly be stretches again in the future when we'll have few real winners.
         Given this reality, we have to get better performance out of the rest of our portfolio. We can't afford to hold onto these mediocre performers year after year. Although we still hope to have relatively low turnover and we still consider ourselves long-term investors, we have to start looking at our companies in a different light.
         As of this year, we've adopted a policy of not investing in a company unless we see a catalyst that will improve earning in the next 12 months. If we think it will take longer than 12 months, we'll postpone our investment. If a current holding reports poor results and we don't feel earnings will rebound within a year, we'll sell the stock.
         This is a substantial departure from our previous policy of prior years. Before, we would apply our ratios, determine if a stock were undervalued, check the social criteria, then invest. We didn't pay enough attention to the immediate outlook.
         We've started implementing this policy in the first part of 1996. This policy doesn't mean that all our stocks will go up within 12 months. Far from it. Some will go down and some will stay the same. Our plan is to determine if some catalyst will emerge in the ensuing 12 months to improve performance. This policy should help to prevent us from holding the same mediocre performers for years.

COMPANY NOTES
     The Sun Company reports that its environmental efforts are bearing fruit. For 1995, highlights included:
      ---a reduction of more than 50% in toxic emissions under the EPA's voluntary 33/50 program
      ---a 41% reduction in oil spills of ten barrels or more
      ---a 16% reduction in Sun's OSHA recordable incident rate
      ---a 45% reduction in the number of times Sun facilities exceeded the permitted  level of air emissions
      ---a 51% reduction in waste water permit exceedences
      ---a 90% reduction in fire losses.

       Toys "R" Us has joined the American Academy of Pediatrics and Allstate Insurance Company to promote child passenger safety in vehicles. Allstate will distribute "$5 off" coupons for child safety seats and Toys "R" Us will honor the coupons.

FALL INTERNS
         Jane Liou is a senior in business administration at the University of California at Berkeley. She has served as vice president and treasurer of the Undergraduate Finance Association. Previous experience includes work as a hedge fund intern at Cannell Capital Management in San Francisco and research work with Litman/Gregory in Orinda, California. She has also served as a volunteer tutor for elementary school students in Oakland.
         Howard Ting is also a senior in business administration at the University of California at Berkeley where he is a member of Pi Alpha Phi fraternity and a member of Cal Team Tennis. His experience includes work as a research assistant to Professor Miguel Cantillo on the German economy and the banking industry as well as work in comparative economic development for the United States, Great Britain and Germany. He has also worked as an electronic brokerage intern for Charles Schwab and as an audiovisual technician for Photo & Sound Company in San Francisco.
         Heidi Chu is majoring in molecular and cell biology at the University of California at Berkeley where she is a senior. At UC, she is a member of the Korean Students Association and the Molecular and Cell Biology Undergraduate Student Association. Her work experience includes a stint as a research assistant in a laboratory doing DNA work as well as working as a swimming instructor at UC Medical School and as a salesclerk at the Cannery Kid in San Francisco.

GOOD STEWARDSHIP
         Finally, I would like to say that I realize that improvements have to be made in the stewardship of your money. We are working hard to improve our management skills. I appreciate your understanding during this difficult period and we'll do our best to improve the Fund's performance.

                                                  Yours truly,

                                                  Jerome L. Dodson
                                                  President



        THE PARNASSUS FUND: Portfolio as of September 30, 1996

Number
of Shares     Issuer                                  Market Value    Per Share
--------------------------------------------------------------------------------
310,000       ATC Environmental, Inc.                $  3,991,250       $12.88
 71,900       Acme Metals, Inc.                         1,231,287        17.13
750,000       Advanced Micro Devices, Inc.             11,062,500        14.75
  5,000       Aetna, Inc.                                 351,875        70.38
340,000       Apple Computer, Inc                       7,543,750        22.19
180,000       Calgon Carbon Corporation                 1,867,500        10.38
800,000       Cypress Semiconductor Corporation        10,000,000        12.50
600,000       Electro Scientific Industries            10,950,000        18.25
260,000       Ethan Allen Interiors, Inc.               8,092,500        31.13
902,500       Genus, Inc.                               5,866,250         6.50
381,000       H.B. Fuller Company                      14,573,250        38.25
150,000       Herman Miller, Inc.                       6,075,000        40.50
 80,000       Hewlett-Packard Company                   3,900,000        48.75
 80,000       Houghton Mifflin Company                  3,770,000        47.13
400,000       Inland Steel Industries, Inc.             7,150,000        17.88
700,000       Integrated Device Technology, Inc.        6,956,250         9.94
530,000       The Limited, Inc.                        10,136,250        19.13
450,000       Liz Claiborne, Inc.                      16,762,500        37.25
620,000       Mentor Graphics Corporation               5,502,500         8.88
 97,500       Merix Corporation                         1,876,875        19.25
940,000       Morgan Products, Ltd.                     7,050,000         7.50
615,000       Quantum Corporation                      10,800,938        17.56
200,000       Ryerson Tull, Inc.                        2,775,000        13.88
880,000       Sequent Computer Systems, Inc.           11,440,000        13.00
160,000       Southwest Airlines Company                3,660,000        22.88
600,000       Sullivan Dental Products, Inc.            6,675,000        11.13
154,700       Sun Company, Inc.                         3,558,100        23.00
160,000       Sunrise Medical, Inc.                     2,540,000        15.88
492,000       T. J. International, Inc.                 8,979,000        18.25
850,000       Tandem Computers                          9,137,500        10.75
520,000       Toys "R" Us, Inc.                        15,145,000        29.13
125,000       United Healthcare Corporation             5,203,125        41.63
430,000       Wellman, Inc.                             7,525,000        17.50
                                                        ---------
              Total Portfolio                        $232,148,200
              Short Term Investments and
              Other Assets                             12,286,179
                                                       ----------

              Total Net Assets                       $244,434,379
                                                     ============
              The Net Asset Value as of
              Septermber 30, 1996                    $      30.92